UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 17, 2012

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA		15317
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) held on May 17, 2012, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to remove a plurality voting standard for the election of directors in uncontested elections as described in more detail in Item 5.07 below. A Certificate of Amendment was filed with the Delaware Secretary of State’s office on May 18, 2012 and is effective as of that date. This description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 17, 2012 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement of the Company dated April 6, 2012 as filed with the Securities and Exchange Commission. The final voting results from the meeting are set forth below.

ANSYS Proposal 1: Election of Directors

Having received a majority of the votes cast in accordance with the Company’s Restated Certificate of Incorporation, the individuals named below were each elected to serve as directors of the Company for three-year terms expiring in 2015:

Name	Votes For	Votes Against
Peter J. Smith	79,950,529	3,926,648
Bradford C. Morley	80,979,348	2,897,829
Patrick J. Zilvitis	81,303,913	2,573,264

ANSYS Proposal 2: Amendment to the Company’s Restated Certificate of Incorporation

Having received a majority of the votes entitled to vote thereon, as set forth below and in accordance with ANSYS’ Restated Certificate of Incorporation and the Delaware General Corporation Law, the amendment of the Company’s Restated Certificate of Incorporation to remove a plurality voting standard for the election of directors in uncontested elections in order to give effect to a majority voting standard for the election of directors in uncontested elections was approved.

Votes For	Votes Against	Abstentions
88,748,150	16,908	15,657

ANSYS Proposal 3: Non-Binding, Advisory Vote on the Compensation of Named Executive Officers

Having received a majority of the votes from shares present in person or represented by proxy and entitled to vote thereon at the Company’s Annual Meeting, as set forth below, the non-binding advisory vote in favor of the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions
82,321,689	668,187	887,301

ANSYS Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

Having received a majority of the votes cast as set forth below and in accordance with ANSYS’ By-Laws, the selection of Deloitte & Touche LLP as ANSYS’ independent registered public accounting firm for the 2012 fiscal year was ratified.

Votes For	Votes Against	Abstentions
81,362,123	2,509,753	5,301

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: May 21, 2012	By:	/s/ Sheila S. DiNardo
Sheila S. DiNardo – Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 18, 2012.